UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 19, 2019

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas		001-14206	74-0607870
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower
100 North Stanton Street
El Paso,	Texas		79901
(Address of principal executive offices)			(Zip Code)
(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	EE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

El Paso Electric Company (the “Company”) held a special meeting of shareholders on September 19, 2019 (the “Special Meeting”). The Special Meeting was held in order for the shareholders of the Company to vote on the following proposals set forth in the Company’s definitive proxy statement (the “Proxy Statement”) filed by the Company with the U.S. Securities and Exchange Commission on August 2, 2019, relating to the proposed acquisition of the Company by Sun Jupiter Holdings LLC (“Parent”). As of the close of business on July 31, 2019, the record date for the Special Meeting, the Company had a total of 40,791,016 shares of common stock outstanding and entitled to vote at the Special Meeting, of which 34,235,440 shares were represented at the Special Meeting in person or by proxy. The matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. A detailed discussion of each of these proposals can be found in the Proxy Statement.

Proposal 1: Merger Proposal
The Company’s shareholders approved the Agreement and Plan of Merger, dated as of June 1, 2019, by and among the Company, Parent and Sun Merger Sub Inc., a wholly-owned subsidiary of Parent (“Merger Sub”), and the transactions contemplated thereby, including the merger of Merger Sub with and into the Company (the “Merger”), by the following vote:

Description	Number of Votes
FOR	34,103,471
AGAINST	36,477
ABSTAIN	95,492
BROKER NON-VOTES	—

Proposal 2: Advisory Vote on Merger-Related Compensation
The Company’s shareholders approved an advisory vote on the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger, by the following vote:

Description	Number of Votes
FOR	28,790,865
AGAINST	5,342,909
ABSTAIN	101,666
BROKER NON-VOTES	—

Proposal 3: Special Meeting Adjournment Proposal
The Company’s shareholders approved a motion to adjourn the Special Meeting, if necessary, by the following vote:

Description	Number of Votes
FOR	32,191,920
AGAINST	1,949,714
ABSTAIN	93,806
BROKER NON-VOTES	—

Item 7.01.     Regulation FD Disclosure.

On September 19, 2019, the Company issued a press release announcing the results of the shareholder vote at the Special Meeting. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
The exhibits listed below are filed or furnished, as applicable, herewith.

(d)    Exhibits.
INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated September 19, 2019.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO ELECTRIC COMPANY

By:	/s/ Nathan T. Hirschi
Name:	Nathan T. Hirschi
Title:	Senior Vice President and Chief Financial Officer
Dated: September 19, 2019